Exhibit 21
CENTRAL PARKING CORPORATION & SUBSIDIARIES
ENTITY LIST

STATE/COUNTRY
	OF INCORPORATION	COMPANY NAME
1	AL	CENTRAL PARKING SYSTEM OF ALABAMA, INC.
2	AR	CENTRAL PARKING SYSTEM OF ARKANSAS, INC.
3	AZ	UNIVERSAL PARKING, INC. (AZ)
4	CA	UNIVERSAL PARKING, INC. – CA
5	DC	CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
6	DE	ALLRIGHT CORPORATION
7	DE	ALLRIGHT PARKING MANAGEMENT, INC.
8	DE	APARKCO FINANCE, INC.
9	DE	APARKCO, INC.
10	DE	CENTRAL PARKING FINANCE TRUST
11	DE	CPS FINANCE, INC.
12	DE	KINNEY PARKING, INC.
13	DE	KINNEY SYSTEM, INC.
14	IL	SPRINGFIELD DOWNTOWN PARKING, INC.
15	IN	CENTRAL PARKING SYSTEM OF INDIANA, INC.
16	MI	NATIONAL GARAGES, INCORPORATED
17	MO	ALLRIGHT CARPARK, INC.
18	NE	CENTRAL PARKING SYSTEM OF NEBRASKA, INC.
19	NJ	CENTRAL PARKING SYSTEM OF NEW JERSEY, INC.
20	NV	CENTRAL PARKING SYSTEM OF NEVADA, INC.
21	NV	UNIVERSAL PARK HOLDINGS, INC.
22	NY	ALLRIGHT NEW YORK PARKING, INC.
23	NY	BLACK ANGUS, LLC
24	NY	KINNEY — 9TH STREET, INC.
25	NY	KINNEY — CIVIC CENTER, INC.
26	NY	KINNEY OF BROOKLYN, INC.
27	NY	KINNEY PARKING OF THE BRONX, INC.
28	NY	KINNEY PARKING SYSTEM, INC.
29	NY	KINNEY SYSTEM EASTSIDE PARKING, INC.
30	NY	KINNEY SYSTEM MANAGEMENT, INC.
31	NY	KINNEY WEST 83RD ST., INC.
32	NY	SLATE PARKING CORP.
33	NY	STOP — PARK GARAGE CORP.
34	TN	CENTRAL PARKING SYSTEM — AIRPORT SERVICES, INC.
35	TN	CENTRAL PARKING SYSTEM OF ASIA, INC.
36	TN	CENTRAL PARKING SYSTEM OF CONNECTICUT, INC.
37	TN	CENTRAL PARKING SYSTEM OF FLORIDA, INC.
38	TN	CENTRAL PARKING SYSTEM OF GEORGIA, INC.
39	TN	CENTRAL PARKING SYSTEM OF KENTUCKY, INC.
40	TN	CENTRAL PARKING SYSTEM OF LOUISIANA, INC.
41	TN	CENTRAL PARKING SYSTEM OF MARYLAND, INC.
42	TN	CENTRAL PARKING SYSTEM OF MISSISSIPPI, INC.
43	TN	CENTRAL PARKING SYSTEM OF MISSOURI, INC.
44	TN	CENTRAL PARKING SYSTEM OF NEW YORK, INC.
45	TN	CENTRAL PARKING SYSTEM OF NORTH CAROLINA, INC.
46	TN	CENTRAL PARKING SYSTEM OF OHIO, INC.
47	TN	CENTRAL PARKING SYSTEM OF OKLAHOMA, INC.
48	TN	CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC.
49	TN	CENTRAL PARKING SYSTEM OF PUERTO RICO, INC.
50	TN	CENTRAL PARKING SYSTEM OF RHODE ISLAND, INC.
51	TN	CENTRAL PARKING SYSTEM OF SOUTH CAROLINA, INC.
52	TN	CENTRAL PARKING SYSTEM OF TENNESSEE, INC.
53	TN	CENTRAL PARKING SYSTEM OF WASHINGTON, INC.
54	TN	CENTRAL PARKING SYSTEM OF WISCONSIN, INC.
55	TN	CENTRAL PARKING SYSTEM REALTY OF MISSOURI, INC.
56	TN	CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC.
57	TN	CENTRAL PARKING SYSTEM, INC.
58	TN	CPS OF THE NORTHEAST, INC.
59	TN	PARKING FACILITY SYSTEM, INC.
60	TN	USA PARKING SYSTEM, INC.
61	TN	USA TRANSPORTATION SERVICES, INC.
62	TX	CENTRAL PARKING SYSTEM OF TEXAS, INC.
63	BAHAMAS	USA PARKING SYSTEM OF THE BAHAMAS, INC.
64	BRAZIL	CENTRAL PARKING SYSTEM BRASIL, LIMITADA

STATE/COUNTRY
	OF INCORPORATION	COMPANY NAME
65	BRITISH COLUMBIA	ALLRIGHT PARK VANCOUVER, LTD.
66	BRITISH COLUMBIA	LEXIS SYSTEMS, INC.
67	BRITISH COLUMBIA	UNIVERSAL PARK HOLDINGS, INC.
68	BRITISH COLUMBIA	UNIVERSAL PARKING, INC.
69	CANADA	157166 CANADA, INC.
70	CANADA	811462 ONTARIO, INC.
71	CANADA	ALLRIGHT AUTO PARKS CANADA, LTD.
72	CANADA	IDEAL PARKING, INC.
73	CANADA	STERLING PARKING, LTD.
74	CHILE	ESTACIONAMIENTOS CENTRAL PARKING SYSTEM CHILE LIMTADA
75	CHILE	INVERSIONES CENTRAL PARKING SYSTEM LIMITADA
76	COLOMBIA	CENTRAL PARKING SYSTEM COLOMBIA, LIMITADA
77	CZECH REPUBLIC	CENTRAL PARKING SYSTEM OF THE CZECH REPUBLIC, SRO
78	DOMINICAN REPUBLIC	CPS PARKING, S.A.
79	DOMINICAN REPUBLIC	CPS PARKING SERVICES, S.A.
80	GERMANY	CENTRAL PARKING SYSTEM DEUTSCHLAND, GMBH
81	GREECE	CENTRAL PARKING SYSTEM ATHENS, A.E.
82	GREECE	CENTRAL PARKING SYSTEM HELLAS, E.P.E.
83	HUNGARY	CENTRAL PARKING SYSTEM KFT
84	IRELAND	CENTRAL PARKING SYSTEM IRELAND, LTD.
85	IRELAND	CONTROL PLUS LIMITED
86	MEXICO	CENTRAL PARKING SYSTEM OF MEXICO, SA De CV
87	MEXICO	SERVICIOS CORPORATIVOS PARA ESTACIONAMIENTOS, SA De CV
88	PERU	CENTRAL PARKING SYSTEM OF PERU, S.A.
89	POLAND	CENTRAL PARKING SYSTEM POLAND, LTD
90	POLAND	CENTRAL PARKING SYSTEM WROCLAW SP ZOO
91	PUERTO RICO	USA PARKING SYSTEM OF PUERTO RICO, INC.
92	SPAIN	CENTRAL PARKING SYSTEM ESPANA, S.A.
93	SPAIN	CENTRAL PARKING SYSTEM MADRID, S.A.
94	SWITZERLAND	CENTRAL PARKING SYSTEM OF SWITZERLAND, AG
95	UK	CENTRAL PARKING SYSTEM BIRMINGHAM, LTD.
96	UK	CENTRAL PARKING SYSTEM LUTON, LTD.
97	UK	CENTRAL PARKING SYSTEM OF THE U.K., LTD
98	UK	CENTRAL PARKING TRANSPORTATION MANAGEMENT, LTD
99	UK	CONTROL PLUS PARKING SYSTEM OF UK, LTD.
100	UK	PARK AND FLY (HEATHROW), LTD
101	VENEZUELA	CENTRAL PARKING SYSTEM OF VENEZUELA, S.A.